UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 16, 2005

EVCI CAREER COLLEGES HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-14827	06-1488212
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1 Van Der Donck Street, 2nd Floor, Yonkers, New York 10701
(Address of principal executive offices)

Registrant’s telephone number, including area code (914) 623-0700

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Unaudited financial statements of Technical Career Institutes, Inc. as of June 30, 2005 and for the nine months ended June 30, 2005 and 2004, and the notes related thereto, are attached as Exhibit 99.1 hereto.

Audited financial statements of Technical Career Institutes, Inc. as of September 30, 2004 and 2003, and for each of the years in the three-year period ended September 30, 2004, and the notes related thereto, are attached as exhibit 99.2 hereto.

(b) Pro Forma Financial Information.

Unaudited pro forma financial information for the year ended December 31, 2004 and the nine months ended September 30, 2005 and the notes related thereto, is attached as Exhibit 99.3 hereto.

(c) Exhibits.

Exhibit No.*	Description of Exhibit

10.1[1]	--
Stock Purchase Agreement dated as of June 30, 2005 by and among EVCI Career Colleges Holding Corp., Technical Career Institutes, Inc., East Coast Training Services of Delaware, Inc., East Coast Capital Corp., and North American Training Services, Inc.

10.2[2]	--	Credit Agreement, dated as of September 16, 2005, among EVCI, the Guarantors from time-to-time parties thereto, the lenders from time-to-time parties thereto and Harris N.A.

10.3[3]	--	Security Agreement, dated as of September 16, 2005, among EVCI and other Debtors and Harris N.A.

10.4[4]	--	Trademark Collateral Agreement, dated September 16, 2005, between Technical Career Institutes, Inc. and Harris N.A.

23.1**	--	Consent of J. H. Cohn LLP.

99.1**	--	Unaudited financial statements of Technical Career Institutes, Inc. as of June 30, 2005 and for the nine months ended June 30, 2005 and 2004, and the notes related thereto.

99.2**	--
Audited financial statements of Technical Career Institutes, Inc. as of September 30, 2004 and 2003 and for each of the years in the three-year period ended September 30, 2004 and the notes related thereto.

99.3**	--	Unaudited pro forma financial information for the year ended December 31, 2004 and the nine months ended September 30, 2005 and the notes related thereto.

* Numbers inside brackets indicate documents from which exhibits have been incorporated by reference.
** Filed herewith.

[1]    Incorporated by reference to the Registrant’s Form 8-K dated July 1, 2005.

[2]    Incorporated by reference to the Registrant’s Form 8-K dated September 21, 2005.

[3]    Incorporated by reference to the Registrant’s Form 8-K dated September 21, 2005.

[4]    Incorporated by reference to the Registrant’s Form 8-K dated September 21, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report dated, to be signed on its behalf by the undersigned hereunto duly authorized.

EVCI CAREER COLLEGES HOLDING CORP.

Date: : November 30, 2005	By:	/s/ Dr. John J. McGrath
Name: Dr. John J. McGrath
Title: Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.*	Description of Exhibit

10.1[1]	--
Stock Purchase Agreement dated as of June 30, 2005 by and among EVCI Career Colleges Holding Corp., Technical Career Institutes, Inc., East Coast Training Services of Delaware, Inc., East Coast Capital Corp., and North American Training Services, Inc.

10.2[2]	--	Credit Agreement, dated as of September 16, 2005, among EVCI, the Guarantors from time-to-time parties thereto, the lenders from time-to-time parties thereto and Harris N.A.

10.3[3]	--	Security Agreement, dated as of September 16, 2005, among EVCI and other Debtors and Harris N.A.

10.4[4]	--	Trademark Collateral Agreement, dated September 16, 2005, between Technical Career Institutes, Inc. and Harris N.A.

23.1**	--	Consent of J. H. Cohn LLP.

99.1**	--	Unaudited financial statements of Technical Career Institutes, Inc. as of June 30, 2005 and for the nine months ended June 30, 2005 and 2004, and the notes related thereto.

99.2**	--
Audited financial statements of Technical Career Institutes, Inc. as of September 30, 2004 and 2003 and for each of the years in the three-year period ended September 30, 2004 and the notes related thereto.

99.3**	--	Unaudited pro forma financial information for the year ended December 31, 2004 and the nine months ended September 30, 2005 and the notes related thereto.

* Numbers inside brackets indicate documents from which exhibits have been incorporated by reference.
** Filed herewith.

[1]    Incorporated by reference to the Registrant’s Form 8-K dated July 1, 2005.

[2]    Incorporated by reference to the Registrant’s Form 8-K dated September 21, 2005.

[3]    Incorporated by reference to the Registrant’s Form 8-K dated September 21, 2005.

[4]    Incorporated by reference to the Registrant’s Form 8-K dated September 21, 2005.